UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Annovis Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

April 30, 2025

To our Stockholders:

You are cordially invited to attend our 2025 Annual Meeting of Stockholders on Tuesday, June 17, 2025, at 10:00 a.m., Eastern Time (the “Annual Meeting”) to be held as a virtual meeting at https://web.viewproxy.com/AnnovisBio/2025.

If you attend the Annual Meeting, you will be able to vote and submit questions during the meeting by using the Virtual Control Number we have provided to you with the Notice of Internet Availability of Proxy Materials. We are pleased to furnish proxy materials to stockholders primarily over the Internet. We will commence mailing to our stockholders on or about May 2, 2025, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the electronic copies of our 2025 Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) and how to vote online. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Annual Meeting, and conserves natural resources. However, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you choose to receive your Annual Meeting materials by mail, the notice of the Annual Meeting, Proxy Statement, the Annual Report and proxy card from our Board of Directors will be enclosed.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Best regards,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 17, 2025

To our Stockholders:

NOTICE IS HEREBY GIVEN that you are invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Annovis Bio, Inc. on Tuesday, June 17, 2025, at 10:00 a.m., ET. This year’s Annual Meeting will be held virtually at https://web.viewproxy.com/AnnovisBio/2025.

At the Annual Meeting, shareholders will vote:

1.	To elect the five director nominees named in the accompanying Proxy Statement;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the election of all of the director nominees (Proposal 1) and “FOR” the proposal to ratify Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2).

The Board of Directors has fixed April 28, 2025, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2024 Annual Report on Form 10-K via the Internet. On or about May 2, 2025, we mailed to stockholders as of the record date a notice with instructions on how to access our Annual Meeting materials and how to vote via the Internet, by mail or telephone.

By Order of the Board of Directors,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Malvern, Pennsylvania

April 30, 2025

YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for the election of directors, your shares will not be voted in the election of directors due to rules applicable to broker voting, or we may incur additional costs to solicit votes.

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225
Malvern, Pennsylvania 19355

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 17, 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 17, 2025: Copies of this Proxy Statement and the accompanying form of proxy card, and 2024 Annual Report on Form 10-K (the “Annual Report”) are available at https://web.viewproxy.com/AnnovisBio/2025, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials you received in the mail. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: https://web.viewproxy.com/AnnovisBio/2025

2)	BY TELEPHONE: 1-866-804-9616

3)	BY MAIL: Mark, sign and date your Proxy Card and fold and return your Proxy Card in the Prepaid Envelope provided

* If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

This Proxy Statement and the accompanying proxy card, the foregoing Notice of Internet Availability of Proxy Materials and the Annual Report are intended to be sent or given to stockholders of Annovis Bio, Inc. (the “Company,” “Annovis,” “we,” “us” or “our”) on or about May 2, 2025, in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, June 17, 2025, at 10:00 a.m., Eastern Time (ET), virtually at https://web.viewproxy.com/AnnovisBio/2025, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: Why am I receiving these materials?

A: You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent the Notice of Internet Availability of Proxy Materials to all of our stockholders as of the close of business on April 28, 2025 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Q: What is included in these materials?

A: These materials include:

•	this Proxy Statement for the Annual Meeting;

•	a proxy card for the Annual Meeting; and

•	the Annual Report on Form 10-K.

Q: Who is entitled to vote?

A: Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Secretary at 484-875-3192 to arrange a visit to our offices. The list will also be available on request during the Annual Meeting.

Q: How many shares of common stock can vote?

A: There were 19,486,231 shares of common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q: What may I vote on?

A: You may vote on the following matters:

1.	the election of five directors who have been nominated to serve on our Board;

2.	the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025; and

3.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q: Will any other business be presented for action by stockholders at the Annual Meeting?

A: Management knows of no business that will be presented at the Annual Meeting other than Proposals 1 and 2. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q: How does the Board recommend that I vote on each of the proposals?

A: The Board recommends a vote “FOR” each of the director nominees and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Q: How do I vote my shares?

A: The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, go to https://web.viewproxy.com/AnnovisBio/2025 and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you wish to vote by telephone, call 1-866-804-9616. Use any touch-tone telephone to vote your shares using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you wish to vote by mail, please request a paper or e-mail copy of the materials, which will include a proxy card. You can request a paper or e-mail copy of the materials at no charge to you through one of the following methods:

1) BY INTERNET: https://web.viewproxy.com/AnnovisBio/2025

2) BY TELEPHONE: 1-866-804-9616

3) BY MAIL: Mark, sign and date your Proxy Card and fold and return your Proxy Card in the Prepaid Envelope provided

* If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the five director nominees and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee: a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q: What do I need to do to attend the Annual Meeting virtually?

A: In order to attend our 2025 Annual Meeting live via the Internet, you must register at https://web.viewproxy.com/AnnovisBio/2025 by 11:59 p.m. ET on June 14, 2025, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/AnnovisBio/2025.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting at https://web.viewproxy.com/AnnovisBio/2025 by logging in using the password you received via e-mail in your registration confirmation. You are entitled to attend our Annual Meeting only if you were a stockholder as of the Record Date.

Q: Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A: Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Technical Difficulties: There will be technicians ready to assist you with any technical difficulties accessing the Annual Meeting live audio webcast. Please be sure to check in by 9:45 a.m. ET on June 17, 2025 (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Q: What is a proxy?

A: A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Maria Maccecchini, Michael Hoffman, Claudine Bruck, Reid McCarthy and Mark White. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q: What is the effect if I fail to give voting instructions to my broker or other nominee?

A: If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the New York Stock Exchange (“NYSE”) and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposal 2; however, they will not have this discretionary authority with respect to non-routine matters, including Proposal 1. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q: What if I want to change my vote or revoke my proxy?

A: A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.viewproxy.com/AnnovisBio/2025 and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q: What is a quorum?

A: The holders of one-third of the 19,486,231 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q: What vote is required to approve each proposal?

A: Election of directors: A plurality of the votes cast at the Annual Meeting is required for the election of directors. This means that the five director nominees with the most votes for a particular director seat are elected to that seat. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of our independent registered public accounting firm: A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 - Election of directors proposal	Plurality: Director nominees receiving the highest number of “FOR” votes	No

No. 2 – Ratification of our independent registered public accounting firm	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes

Q: What if additional proposals are presented at the Annual Meeting?

A: We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q: Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A: Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q: How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A: Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 20.8% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the five director nominees set forth in this Proxy Statement, and in favor of the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Q: Who will count the votes?

A: Alliance Advisors will count the votes cast by proxy. A representative of Alliance Advisors will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q: Who can attend the Annual Meeting?

A: All stockholders as of the Record Date are invited to attend the Annual Meeting.

Q: Are there any expenses associated with collecting the stockholder votes?

A: The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employees. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Alliance Advisors to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to an estimated fee of $24,510 to Alliance Advisors for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will reimburse Alliance Advisors for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q: Where can you find the voting results?

A: Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q: Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A: Effective May 25, 2023, the Audit Committee approved the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. EY is currently still serving as our independent registered public accounting firm. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q: Why are you being asked to ratify the selection of Ernst & Young LLP?

A: Although stockholder approval of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Ernst & Young LLP, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of five members. Upon election of the nominees for director below at the Annual Meeting, our Board will continue to consist of five members. Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

Name	Director Since	Age	Independent	Position	Audit	Compensation	Nominating
Michael Hoffman	2014	74	√	Chairman of the Board	√	√
Maria Maccecchini	2008	74		Founder, President, CEO and Director
Claudine Bruck	2015	69	√	Director	√		√
Reid McCarthy	2021	71	√	Director	√
Mark White	2016	69		Director		√	√

Nominees for Election to the Board of Directors for a Term Expiring at the 2026 Annual Meeting

Michael B. Hoffman

Mr. Hoffman has served as Chairman of the Board and a member of our Board since 2014. He recently was the Chief Investment Officer for the Coalition for Green Capital, which managed a loan program for the Federal Green Bank. Since 2018, he has been the Founder and Partner at Stone Capital Partners, a private equity firm focused on renewable energy. From 2003 to 2018, Mr. Hoffman was a Partner of Riverstone Holdings LLC, or Riverstone, where he was principally responsible for investments in power and renewable energy. Before joining Riverstone, Mr. Hoffman was senior managing director and head of the mergers and acquisitions advisory business of The Blackstone Group L.P., or Blackstone, where he also served on the firm’s principal group investment committee as well as its executive committee. Prior to joining Blackstone, Mr. Hoffman was managing director and co-head of the mergers and acquisitions department at Smith Barney, Harris Upham & Co. Mr. Hoffman is currently the Chief Executive Officer of Translational Development Acquisition Corporation. His non-profit board affiliations include Rockefeller University. Mr. Hoffman received his Bachelor’s and Master’s Degrees from Northwestern University and his M.B.A. from the Harvard Business School. We believe Mr. Hoffman’s investment and transactional experience, including as director of other life sciences companies, qualifies him to serve on our Board.

Maria L. Maccecchini, Ph.D.

Dr. Maccecchini founded Annovis and has served as President and CEO and as a director since May 2008. She has over 30 years of experience in neuroscience and the workings of the brain. She was partner and director of two angel groups, Robin Hood Ventures, from 2002 to 2009, and MidAtlantic Angel Group, from 2005 to 2009. In 1992, she founded and became chief executive officer of Symphony Pharmaceuticals/Annovis, a biotech company, which was sold in 2001 to Transgenomic. Prior to that, from 1987 to 1991 she was General Manager of Bachem Bioscience, the US subsidiary of Bachem AG, Switzerland and Head of Molecular Biology at Mallinckrodt. Dr. Maccecchini conducted post-doctoral research at Caltech and the Roche Institute of Immunology. She earned a Ph.D. in biochemistry is from the Biocenter of Basel with a two-year visiting fellowship at The Rockefeller University. Dr. Maccecchini serves on several boards of biotechnology companies, organizations that promote entrepreneurship, international trade, women and charitable organizations. She has been a lecturer at Wharton School of Business since 2016. We believe that Dr. Maccecchini’s experience in the life science industry, including as principal executive officer and manager of companies in the pharmaceutical development business, qualifies her to serve as our President, CEO and a director.

Claudine E. Bruck, Ph.D.

Dr. Bruck has served as a member of our Board since 2015. Dr. Bruck is co-founder and has served as Chief Executive Officer of Prolifagen LLC, a start-up company developing a microRNA-based medicine for tissue regeneration, from June 2016 to August 2022, when she took the role of Board Chairman. She is also a course Director at University of Pennsylvania’s Institute of Translational Medicine and Therapeutics and formerly a VP of Research for SAPVAC LLC, a BioMotiv LLC company. Dr. Bruck joined GlaxoSmithKline, or GSK, to build GSK’s HIV vaccine program in 1985. In her role in GSK’s vaccine group, Dr. Bruck was instrumental in the development of GSK’s HPV vaccine (Cervarix) and headed their cancer vaccine program from inception to Phase 2 before joining the drug discovery group of GSK. She held several roles in the drug discovery group, from Head of Clinical Immunology (2004-2005) to VP and Head of Biology for the Center of Excellence for External Drug Discovery (2005-2008), to VP and Head of a newly formed Ophthalmology R&D group (2008-2015). Dr. Bruck is a former member of the board of directors of Navidea, Inc. and currently serves as a member of the board of directors of Ophidion, Inc. Dr. Bruck has a Ph.D. in Biochemistry from the University of Brussels. She was a post-doctoral student at Harvard University Medical School and an Assistant Professor at Tufts Medical School. We believe Dr. Bruck’s experience and training in the pharmaceutical industry and serving as an executive and director of companies in the pharmaceutical and biotechnology industries, qualifies her to serve on our Board.

Reid S. McCarthy

Mr. McCarthy has served as a member of our Board since April 2021. He is experienced in corporate financial management, operating management, and new venture development. A specialist in bank, bond, and equity financings, Mr. McCarthy retired after serving from 2016 to 2019 as CFO of JJ Haines & Company, Inc., a $400 million revenue distribution company operating internationally. Prior to that, Mr. McCarthy provided consulting Chief Financial Officer services to several life sciences companies since 2011. Prior to his service as a consulting CFO, Mr. McCarthy served as Chief Financial Officer of Topaz Pharmaceuticals, Inc. from 2007 to 2011. Mr. McCarthy arranged over $34 million in capital investment to fund the development and FDA approval of this company’s therapeutic product. Mr. McCarthy and his colleagues successfully sold the company in late 2011 to Sanofi Pasteur, an international pharmaceuticals company. From 1993 to 2007 Mr. McCarthy served as a founding executive of several venture capital-backed companies operating in the senior real estate, bio-metric technology, and agribusiness industries, all of which were successfully sold. Mr. McCarthy's past positions include Vice President of Financing for Trinity Capital Corporation, Director-Project Financing for ASEA Brown Boveri, Inc., and officer positions with New York-based money center banks, including J.P. Morgan Chase. Mr. McCarthy holds an undergraduate degree in international relations from the University of New Hampshire and an MBA in international finance from New York University. We believe Mr. McCarthy’s finance background and prior experience with a life science company qualify him to serve on our Board.

Mark White

Mr. White has served as a member of our Board since 2016 and Chief Business Officer since 2024. From 2015 to 2016, Mr. White served as chief executive officer of Neurokine Therapeutics, an early-stage biopharma company focused on neurodegenerative disorders. From 2002 to 2014 he served as a vice president and senior director in Pfizer’s worldwide marketing group and led the Inflammation/Immunology and CNS/Pain Therapeutic areas. Mr. White led some of Pfizer’s most successful global product launches including Lyrica and Xeljanz, as well as global marketing for Enbrel and Celebrex. Before Pfizer, Mr. White was senior director, marketing and business development with Bracco Diagnostics, a diagnostic pharmaceutical business with radiology and cardiology applications, and earlier in his career, he worked for Abbott, Bayer and Ortho-McNeil, in sales and marketing roles of increasing responsibility. Mr. White received his Bachelor’s and Master’s Degrees from the University of Missouri and his M.B.A. from the University of Chicago Booth School of Business. We believe Mr. White’s experience as a business consultant and his service as an executive of companies in the pharmaceutical industry qualifies him to serve on our Board.

Corporate Governance and Board Matters

Our Board is responsible for the supervision of our overall affairs. Our Board has established three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). During the year ended December 31, 2024, the Board held six meetings. No director attended fewer than 75% of the total number of board meetings and the total number of committee meetings for committees on which he or she served. Our Board does not have a policy mandating attendance at the Annual Meeting although all our members participated virtually in our Annual Meeting in 2024. The Audit Committee, the Compensation Committee and the Nominating Committee operate under charters adopted by the Board that govern their responsibilities. Copies of each of these charters and our Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.annovisbio.com, or by contacting the Company at the attention of the Secretary at our offices at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. All references to our website address are intended to be inactive textual references only and do not constitute incorporation by reference of the information contained at or available through our website.

Leadership Structure

The Company seeks to maintain an appropriate balance between management and the Board. During the year ended December 31, 2024, the offices of Chairman and Chief Executive Officer were separated and, as a result, there is no other director serving as a “lead” director. Our Board does not have a policy mandating the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company. Our shareholders will receive notice of changes to such structure.

Executive Sessions of the Board

The Board meets periodically, and at least annually, in executive session without those directors who are also executive officers of the Company and any other members of management of the Company.

Director Independence

Our Board has determined that the following with respect to Director independence:

•	that Michael Hoffman, Claudine Bruck and Reid McCarthy are “independent” within the meaning of Section 303A.02 of the NYSE Listed Company Manual and Rule 10A-3 under the Securities Exchange Act of 1934, as amended;

•	that Claudine Bruck, Reid McCarthy and Michael Hoffman meet the additional test for independence for audit committee members imposed by SEC regulations and Section 303A.07(a) of the NYSE Listed Company Manual; and

•	that Michael Hoffman and Mark White meet the additional test for independence for compensation committee members imposed by Section 303A.05(a) of the NYSE Listed Company Manual. The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Removal and Appointment of Directors

Our certificate of incorporation and bylaws provide that a director may be removed with or without cause by the holders of at least a majority of the voting power of the shares then entitled to vote at an election of directors. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by the vote of a majority of our directors then in office. Furthermore, such certificate of incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the majority of our Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Management regularly reports on any potential material risks to the Company at each Board meeting. Management reports regularly to the full Board, which also considers the Company’s risk factors. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees

Our Audit Committee consisted of Claudine Bruck, Reid McCarthy and Mark White from January 1, 2024 through June 28, 2024. After June 28, 2024 our Audit Committee consisted of Claudine Bruck, Reid McCarthy and Michael Hoffman. Reid McCarthy served as Audit Committee chair for the entirety of 2024. Our Compensation Committee consists of Michael Hoffman and Mark White, with Michael Hoffman serving as chair. Our Nominating Committee consists of Claudine Bruck and Mark White, with Claudine Bruck serving as chair. In compliance with the NYSE Listed Company Manual, all of the members of our Audit, Compensation and Nominating Committees are independent. For the current composition of each of our Board committees, please see the table above under “BOARD OF DIRECTORS”.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our Board’s oversight of our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management policies;

•	meeting independently with our internal auditing staff, if any, our registered public accounting firm and our management;

•	reviewing and approving or ratifying any related party transactions;

•	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	preparing the audit committee report required by SEC rules; and

•	reviewing and evaluating, at least annually, our Audit Committee’s charter.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and has financial sophistication in accordance with the NYSE Listed Company Manual. Our Board has determined that Reid McCarthy qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

Our Audit Committee met four times during our fiscal year ended December 31, 2024.

For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	engaging compensation consultants or other advisors it deems appropriate to assist with its duties;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” to the extent required;

•	preparing the annual compensation committee report required by SEC rules, to the extent required; and

•	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

Our Compensation Committee met two times during our fiscal year ended December 31, 2024.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•	developing, overseeing and making recommendations to the Board regarding our corporate governance principles;

•	developing, recommending to the Board, implementing and monitoring compliance with the Code of Business Conduct and Ethics;

•	reviewing and advising the Board on composition and minimum director qualifications for the Board and each Board committee;

•	identifying nominees for election to the Board, consistent with the qualifications and criteria approved by the Board and recommending to the Board the director nominees for the next annual meeting of stockholders;

•	developing a self-evaluation process of the Board’s effectiveness and overseeing the evaluation of the Board and each Board committee; and

•	reviewing and evaluating, at least annually, our Nominating Committee’s charter.

While the Nominating Committee does not have a formal diversity policy, the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion or ethnicity. The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders. The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Our Nominating Committee met one time during our fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

During 2024, our Compensation Committee consisted of Michael Hoffman and Mark White, with Michael Hoffman serving as chair. During 2024 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2024, with the exception of Directors Bruck, Hoffman, Maccecchni, McCarthy and White each of which failed to timely file one report with respect to one transaction.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, executive officer and employee is required to read the Code of Business Conduct and Ethics annually. The Nominating Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for directors, executive officers or employees. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website at www.annovisbio.com/corporate-governance.

ESG and Corporate Responsibility

We continue to build a sustainable, environmentally conscious business while fulfilling our oversight of environmental, social and governance (“ESG”) risks and our approach, commitment and measurable progress relating to climate change, human capital management, sustainability and other significant ESG matters. We are dedicated to our sustainability efforts both internally and externally.

ESG matters significantly impact our business and operations and present evolving risks and challenges. Environmental impacts, including climate change specifically, create short and long-term financial risks to our business globally. Climate related changes can increase the frequency and severity of significant weather events and natural disasters. While we maintain insurance coverage to cover certain risks of losses for damage or destruction to facilities and property and for interruption of our business, such insurance may not cover specific losses and the amount of our insurance coverage may not be adequate to cover all of our losses. As a result, our future operating results could be materially and adversely affected, including if our losses are not adequately or timely covered by our insurance.

Increased attention on ESG matters, including from our customers, shareholders and other stakeholders, may lead to us expending more resources addressing these issues. Legislative and regulatory efforts to combat climate change and address ESG issues may prove costly and burdensome for us to comply with and will likely continue to impact us, our customers and our suppliers.

Please see the discussion under the heading “Human Capital” in our Annual Report on Form 10-K (which accompanies this Proxy Statement) for additional information on our human capital priorities and programs. We also recognize that certain stakeholders (such as customers, employees and non-governmental organizations) as well as some stockholders may be interested in more detailed information about our ESG programs and sustainability efforts.

Clawback Policy

We maintain a clawback policy as required by the rules of the NYSE. Our clawback policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the NYSE rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably and promptly seek recovery of any cash or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash or equity-based bonus/other incentive compensation received by any covered executive officer, while he/she was an executive officer, on or after October 2, 2024 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting restatement is required. For more information, see the full text of our claw-back policy, which is filed as an exhibit to our Annual Report on Form 10-K.

Cybersecurity

Please see the discussion under the heading “Cybersecurity” in our Annual Report on Form 10-K (which accompanies this Proxy Statement) for additional information on our cybersecurity risk management, strategy and governance.

Review and Approval of Transactions with Related Persons

The Board has adopted a Related Person Transactions Policy that charges the Audit Committee with the responsibility of reviewing and approving or ratifying any related person transaction. The Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related person transactions are those transactions or series of related transactions to which we are or may be a party in which the amount involved exceeds $120,000, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and board membership. Our Audit Committee could approve a related person transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to the Audit Committee or the full Board any potential conflict of interest, or personal interest in a transaction that our Board is considering. Our executive officers are required to disclose any related person transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related person transactions and their service as an officer or director of other entities. Any director involved in a related person transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2024 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2024. The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with Ernst & Young LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee: Claudine Bruck, Michael Hoffman, and Reid McCarthy, Chair

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 28, 2025 (except where otherwise noted) by:

•	each stockholder known by the Company to own beneficially more than 5% of our common stock;

•	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);

•	each of our directors; and

•	all directors and executive officers as a group.

Percentage ownership in the following table is based on 19,486,231 shares of common stock outstanding as of April 28, 2025. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of April 28, 2025 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner (1)	Shares Beneficially Owned		% of Shares Outstanding
Michael Hoffman, Chairman of the Board	1,720,899	(2)	8.8%
Maria Maccecchini, Founder, President, CEO and Director	2,284,991	(3)	11.0%
Claudine Bruck, Director	125,704	(4)	*
Reid McCarthy, Director	77,703	(5)	*
Mark White, Director	181,728	(6)	*

All executive officers and directors as a group (5 persons)	4,391,025	(7)	20.8%

Other beneficial owners of more than 5% of our common stock
CVI Investments, Inc.	1,000,000	(8)	5.1%

* Denotes beneficial ownership of less than 1%.

(1) Unless otherwise indicated, such individual’s address is c/o Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, PA 19355.

(2) Includes (i) 81,259 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2025; and (ii) 223,357 shares of common stock (the “Trust Shares’) held by the 2018 Jane and Michael Hoffman Descendants Trust (the “Trust”). Jane Hoffman is one of the voting trustees of the Trust. The address of the voting trustees is 52 E 83rd St, NY, NY 10028. Given his familial relationship with one of the Trust’s voting trustees, Michael Hoffman may be deemed a beneficial owner of the Trust Shares. Mr. Hoffman disclaims beneficial ownership over the Trust Shares.

(3) Includes 1,216,532 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2025.

(4) Includes 119,137 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2025.

(5) Includes 70,398 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2025.

(6) Includes 120,561 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2025.

(7) Includes 1,607,887 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2025.

(8) Based on a Schedule 13G filed with the SEC on February 10, 2025. The address of the reporting person is P.O. Box 309, Ugland House, Grand Cayman.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages:

Name	Age	Position
Maria Maccecchini	74	Founder, President, CEO and Director

Information about our President and Chief Executive Officer, Maria Maccecchini, is included under the caption “Board of Directors.”

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Maria Maccecchini	2024	734,800	-	1,579,067	-	13,800	2,327,667
President and Chief Executive Officer	2023	668,000	-	2,107,638	-	13,200	2,788,838

(1)	In lieu of the cash bonus to which she was entitled for the 2023 fiscal year, Dr. Maccecchini opted to receive options to purchase shares of common stock with a fair value equal to $548,520. In lieu of the cash bonus to which she was entitled for the 2024 fiscal year, Dr. Maccecchini opted to receive options to purchase shares of common stock with a fair value equal to $474,773. Those amounts are included in this column.
(2)	Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2023 and 2024, as determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Financial Statements included in our Annual Report.
(3)	Represents matching contributions under the Company’s 401(k) retirement plan.

Employment Agreements

We have entered into an employment agreement with our named executive officer, which include provisions regarding post termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which are filed as exhibits to our Annual Report.

Maccecchini Employment Agreement

We entered into an amended and restated employment agreement with Dr. Maccecchini dated as of May 10, 2019. On March 24, 2020, we entered into a second amended and restated employment agreement with Dr. Maccecchini. Dr. Maccecchini's employment agreement includes a base salary, subject to annual review and an annual performance bonus in an amount up to 50.0% of base salary based on the achievement of certain performance goals established by our board of directors (the “Board”), and such bonus may be paid in cash or equity as determined by the Board.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death or disability, (ii) for cause, (iii) with good reason or without cause, or (iv) voluntarily. Upon a termination of Dr. Maccecchini's employment by us without cause or a resignation by Dr. Maccecchini for good reason, Dr. Maccecchini is eligible to receive a continuation of her base salary for twelve months, with such amount payable in a lump sum payment upon a change in control, as defined in the employment agreement, subject to her execution and delivery of a general release of claims. If such termination occurs upon or within twelve months after a change of control, Dr. Maccecchini will also be entitled to receive an amount equal to the projected target amount of her annual bonus for the calendar year in which her employment termination occurs payable in a single lump sum. Upon such termination, Dr. Maccecchini is also eligible to receive reimbursement for the medical insurance premiums at the same level as was in effect on the termination date until the earlier of (1) the end of such 12-month period or (2) the date she becomes eligible for medical benefits through another employer.

Base Salary

Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities, and are typically reviewed on an annual basis. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were set based on feedback from our compensation consultant.

Bonus

Our Board determined that Dr. Maccecchini achieved 100% of her performance goals established for 2024. She was paid an annual performance bonus equal to 150% of her base salary target percentage, to be received in the form of stock options, in lieu of cash bonus payment.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Maria Maccecchini	4/6/2018	50,000	—		0.25	4/6/2028
	4/9/2020	300,000	—		3.13	4/9/2030
	7/7/2021	41,700	—		102.85	7/7/2031
	12/6/2021	112,995	—		20.97	12/6/2031
	12/6/2021	145,305	—		20.97	12/6/2031
	1/3/2022	19,894	—		19.78	1/3/2032
	1/3/2022	83,400	—		19.78	1/3/2032
	1/18/2023	18,648	2,664	(1)	13.17	1/18/2033
	11/17/2023	63,000	63,000	(2)	6.07	11/17/2033
	11/17/2023	63,000	63,000	(3)	6.07	11/17/2033
	11/17/2023	108,800	—		6.07	11/17/2033
	12/6/2024	—	209,107	(4)	6.00	12/6/2034
	12/6/2024	91,850	—		6.00	12/6/2034

(1)

On January 18, 2023, Dr. Maccecchini was granted 21,312 options that vest in eight consecutive quarterly installments of 2,664 shares each on the 18th day of April, July, October and January of each year, commencing April 18, 2023, and continuing through January 18, 2025.

(2)	On November 17, 2023, Dr. Maccecchini was granted 126,000 options that vest in eight consecutive quarterly installments of 15,750 shares each on the 17th day of February, May, August and November of each year, commencing February 17, 2024, and continuing through November 17, 2025.

(3)	On November 17, 2023, Dr. Maccecchini was granted 126,000 options that vest in eight consecutive quarterly installments of 15,750 shares each on the 17th day of February, May, August and November of each year, commencing February 17, 2024, and continuing through November 17, 2025.

(4)	On December 6, 2024, Dr. Maccecchini was granted 209,107 options that vest in eight consecutive quarterly installments of 26,138 shares each on the 6th day of March, June, September and December of each year, commencing March 6, 2025, and continuing through December 6, 2026.

Other Compensation

Employee Healthcare Benefits

We offer healthcare benefits to our full-time employees through a group health plan.

401(k) Plan

We maintain a defined contribution 401(k) retirement plan for all full-time employees. Beginning with the plan year ended December 31, 2021, we instituted a safe-harbor company match of 100% on employee deferrals up to 3% of compensation, plus 50% on deferrals greater than 3% but less than or equal to 5% of employee compensation, subject to IRS compensation limits.

Compensation of Directors

Directors who are also our employees do not receive compensation for their service on our Board. Historically, our non-employee directors have not received compensation for their service on our Board other than awards of stock options.

During our fiscal year ended December 31, 2024, we paid only equity compensation to our directors. The following table sets forth information concerning compensation for services rendered by our directors (other than our Chief Executive Officer who was also a member of the Board) for the fiscal year ended December 31, 2024:

Name	Year	Option Awards ($)(1)	Total Compensation ($)(3)
Michael Hoffman	2024	161,991	161,991
Reid McCarthy	2024	118,013	118,013
Mark White(2)	2024	118,013	118,013
Claudine Bruck	2024	118,013	118,013

(1) The Company granted to Mr. Hoffman 31,339 options with an exercise price of $6.00. The Company granted to Mr. McCarthy 22,831 options with an exercise price of $6.00. The Company granted to Mr. White 22,831 options with an exercise price of $6.00. The Company granted Ms. Bruck 22,831 options with an exercise price of $6.00.

(2) Mr. White was granted 20,000 options during 2024 for consulting services performed for the Company, as disclosed in our most recently filed Annual Report on Form 10-K. Total compensation with respect to these awards totaled $87,940. During 2024, 8,069 of these awards vested.

(3) Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2024 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Financial Statements included in our Annual Report.

Issuer Purchases of Securities

There were no repurchases of the Company’s securities during the year ended December 31, 2024 by or on behalf of the Company or any “affiliated purchaser,” as defined in § 240.10b-18(a)(3) of the Securities and Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2024, there have been no transactions, to which we have been a party, in which the amount involved in the transaction or series of related transactions exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5.0% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than as discussed below and the employment, compensation, termination, indemnification and change in control arrangements with our named executive officers, which are described under “Executive and Director Compensation”.

Our Audit Committee is responsible for the review, approval and ratification of related person transactions. The Audit Committee will review these transactions under our Code of Conduct, which will govern conflicts of interests, among other matters, and will be applicable to our employees, officers and directors. See “Management—Audit Committee” for additional information regarding related-party transactions.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by resolution adopted by the Board. The number of directors that presently constitute the entire Board is five. The Board has nominated Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White for election as directors at the Annual Meeting. Upon the adjournment of our 2025 Annual Meeting of Stockholders, the Board will be composed of five directors, whose term expires on the election and qualification of successor directors at our next annual meeting of stockholders or until his or her earlier death, removal or resignation. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our next annual meeting.

Listed above under the caption “Board of Directors” are the names and biographical information of Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White, the five nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White to the Board as directors.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are submitting our selection of Ernst & Young LLP as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Ernst & Young LLP as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

Prior to the appointment of Ernst & Young LLP, WithumSmith+Brown, PC served as the Company’s independent public accounting firm. On May 25, 2023, the Audit Committee of the Board of Directors dismissed WithumSmith+Brown PC (“Withum”) as the Company’s independent registered public accounting firm. Withum had served as the Company’s independent registered public accounting firm from 2019 through the period ended May 25, 2023.

Withum’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Withum’s report for the year ended December 31, 2022, which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 25, 2023: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the following material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022: The Company did not design effective controls and procedures related to the proper classification of research and development expenses, which impacted the Company’s previously issued condensed financial statements as of and for the three months ended March 31, 2022, three and six months ended June 30, 2022 and three and nine months ended September 30, 2022. Such material weakness resulted in a restatement of previously issued condensed financial statements as of and for the three months ended March 31, 2022, three and six months ended June 30, 2022 and three and nine months ended September 30, 2022. This reportable event was discussed among the Company’s management, the Audit Committee and Withum. Withum has been authorized by the Company to respond fully to the inquiries of Ernst & Young LLP, the successor accountant.

The following table presents fees for professional services by Ernst & Young LLP for the audit of Annovis’ financial statements for the fiscal years ended 2024 and 2023 and fees billed for audit-related services, tax services and all other services for fiscal years 2024 and 2023.

Fee Category:	2023 (WithumSmith+Brown PC)	2023 (Ernst & Young LLP)	2024 (WithumSmith+Brown, PC)	2024 (Ernst & Young LLP)
Audit Fees	$27,778	$260,000	$—	$405,000
Audit-Related Fees	81,000	50,000	40,040	115,000
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—
Total Fees	$108,778	$310,000	$40,040	$520,000

Audit Fees: Consists of fees billed for professional services rendered in connection with quarterly reviews and the audit of our financial statements as of and for the years ended December 31, 2024 and 2023.

Audit-Related Fees: Consists of fees billed for services rendered in connection with the issuance of consents, comfort letters, technical accounting reviews and other regulatory compliance reports and reviews of documents filed with the SEC.

Tax Fees: There were no tax or other fees billed in 2024 or 2023 for any services other than those reported above.

All of the above services were approved by the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026
ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2026 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2026 Annual Meeting of Stockholders and must be received by us not later than December 31, 2025. If the date of the 2026 Annual Meeting is changed by more than 30 days from the 2025 meeting, we will disclose a new deadline in a Form 10-Q or Form 8-K. The dates referenced below with respect to proposing an item of business at our 2026 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be in writing and received by our Secretary at our offices at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2026 Annual Meeting:

•	no earlier than December 30, 2025; and

•	no later than January 30, 2026; or

•	if the 2026 Annual Meeting will be held be on or before May 18, 2026 or on or after July 17, 2026, then no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2026 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT

A copy of our Annual Report is available to our stockholders with this Proxy Statement as described in the Notice of Internet Availability of Proxy Materials. A paper copy can be requested at no charge by following the instructions in the Notice of Internet Availability of Proxy Materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355; telephone: 484-875-3192.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Annual Meeting of Stockholders For Stockholders of record as of April 28, 2025. Tuesday, June 17, 2025 10:00AM Eastern Time. Annual Meeting will be held virtually via live webcast. Please visit https://web.viewproxy.com/annovisbio/2025 Internet: https://web.viewproxy.com/annovisbio/2025 • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1 (866) 804-9616 • Use any touch tone telephone • Have your Proxy Card ready • Follow the simple instructions to record your vote Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the Prepaid Envelope provided Virtual: • You must register to attend the meeting online at: https://web.viewproxy.com/annovisbio/2025 Scan QR Code for Digital Voting CONTROL NUMBER ANNOVIS BIO, INC. FOLD HERE PROXY ANNUAL MEETING OF STOCKHOLDERS ANNOVIS BIO, INC. JUNE 17, 2025 This Proxy is solicited by the Board of Directors of Annovis Bio, Inc., which recommends that you vote “FOR” Proposals 1 and 2. The stockholder(s) hereby appoint(s) Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Annovis Bio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 17, 2025 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/annovisbio/2025 by 11:59 PM EDT on June 14, 2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. HAVE YOUR PROXY CARD READY AND PLEASE USE ONE OF THE EASY VOTING METHODS BELOW Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX

Proposals PLEASE MARK YOUR VOTE AS THIS EXAMPLE ☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS, AND “FOR’” PROPOSALS 2. Proposal 1: To elect the five director nominees named in the accompanying Proxy Statement; o FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) o WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEE’S NAMES BELOW: NOMINEES: NOMINEES: 01 Michael Hoffman 05 Mark White 02 Maria Maccecchini 03 Claudine Bruck 04 Reid McCarthy Proposal 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and FOR o AGAINST o ABSTAIN o Note: To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof. FOLD HERE Signatures 2025 Date Signature(s) of Stockholders Title (if applicable) Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. I PLAN TO ATTEND THE ANNUAL MEETING o Address change/Comments: If you noted any Address Changes and/ or Comments, please mark box. o CONTROL NUMBER